                                                                     EXHIBIT 4-X

                                 FIRST AMENDMENT

      THIS FIRST AMENDMENT dated as of December 30, 2002 (this "Amendment") amends the Second Amended and Restated Credit Agreement dated as of April 11, 2002 (the "Credit Agreement") among TruServ Corporation (the "Company"), various financial institutions from time to time party thereto (the "Lenders") and Bank of America, N.A., as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

      WHEREAS, the Company, the Lenders and the Agent have entered into the Credit Agreement; and

      WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1 Amendments. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

      1.1 Addition of Definitions. The following new definitions are added to
Section 1.1 in appropriate sequence:

            Designated Sale-Leaseback Transaction means the sale by the Company of the regional distribution centers listed on Schedule 1.1(c) and the concurrent lease, as lessee, of such properties by the Company and/or one or more Subsidiaries pursuant to documentation substantially in the form previously delivered to the Agent.

            First Amendment means the First Amendment to this Agreement dated as of December 30, 2002.

            Special Company Account has the meaning specified in the Security Agreement.

      1.2 Amendments to Definitions.

      (a) Clause (a) of the definition of "Adjusted Cash Flow" is amended by (i) redesignating clause "(vi)" as clause "(vii)" and (ii) inserting a comma followed by the following new clause (vi) in appropriate sequence: "(vi) for the period ended December 31, 2002, $7,500,000,".

      (b) The definition of "Asset Sale" is amended by (i) redesignating clause "(v)" as clause "(vi)" and (ii) inserting a comma followed by the following new clause (v) in appropriate sequence: "(v) any sublease of, or assignment by the Company of its interest as lessee in, properties sold pursuant to the Designated Sale-Leaseback Transaction, provided that any such sublease or assignment, as the case may be, shall be on an arm's length basis, shall have reasonable and normal commercial terms, and shall provide for no less frequent than quarterly payment of rent."

      (c) The definition of "Business Plan" is amended in its entirety to read as follows:

            Business Plan means the business plan of the Company which was delivered by the Company to the Agent on December 18, 2002; provided that, with respect to financial reports relating to the periods prior to 2003, "Business Plan" means the Business Plan of the Company dated March 20, 2002 which was delivered by the Company to the Agent.

      (d) The definition of "Intercreditor Agreement" is amended in its entirety to read as follows:

            Intercreditor Agreement means the First Amended and Restated Intercreditor Agreement dated as of April 11, 2002, among the Agent, the Collateral Agent and various other parties, substantially in the form of Exhibit N, as amended by the First Amendment thereto dated December 30, 2002.

      (e) The definition of "Security Agreement" is amended in its entirety to read as follows:

            Security Agreement means the Security Agreement among the Company, various Subsidiaries and the Collateral Agent dated April 14, 2000, as amended by the First Amendment thereto dated as of April 11, 2002 and the Second Amendment thereto dated as of December 30, 2002.

      (f) The definition of "Unusable Amount" is amended in its entirety to read as follows:

      Unusable Amount means the following amounts during the following periods:

                                                       Minimum Unusable
         Period                                        Commitment
         ------                                        ----------------
         12/31/02                                      $70,000,000

         1/1/03-6/29/03                                $         0

         6/30/03                                       $25,000,000

         7/1/03-7/31/03                                $15,000,000

         8/1/03-8/31/03                                $15,000,000

         9/1/03-9/29/03                                $ 5,000,000

         9/30/03-11/29/03                              $         0

         11/30/03-12/30/03                             $10,000,000

         12/31/03                                      $45,000,000

         1/1/04-6/30/04                                $         0

      1.3 Amendment to Section 2.4.2. Section 2.4.2 is amended in its entirety to read as follows:

            2.4.2 Mandatory Reductions of Commitments.

            (a) The Commitments shall be reduced by an aggregate amount of $5,000,000 on each of June 30, 2003, September 30, 2003 and December 31, 2003.

            (b) In addition to the reductions described in clause (a) above, upon any required prepayment under Section 2.5.2(b), (c) or (d), the aggregate Commitments shall be reduced by the amount of the required prepayment, even if such reduction is in excess of the outstanding amount of the Loans prior to such required prepayment. Upon the effectiveness of the First Amendment to this Agreement dated as of December 30, 2002 and the repayment related to the Designated Sale-Leaseback Transaction, the Commitments shall be reduced permanently by the amount of such repayment.

      1.4 Amendment to Section 5.5. The second parenthetical phrase set forth in
Section 5.5 is amended in its entirety to read as follows: "(other than properties and assets disposed of (x) in the ordinary course of business, (y) in connection with the sale of the Brookings regional distribution center or (z) pursuant to the Designated Sale-Leaseback Transaction)". Schedule 5.5 is hereby amended to state as set forth as Schedule 5.5 hereto.

      1.5 Addition of Section 6.17. The following new Section 6.17 is added to the Credit Agreement in appropriate sequence to read as follows:

            6.17 Amendments to Financial Covenants. If the sale-leaseback of the regional distribution center located at 333 Harvey Road, Manchester, New Hampshire (the "Manchester RDC") does not occur by February 15, 2003, the Company shall cause the financial covenant levels set forth in Article VII to be amended to reflect the exclusion of the Manchester RDC sale-leaseback from the Business Plan in a manner satisfactory to the Required Lenders in their sole discretion, and such financial covenant levels will be established in a manner reasonably satisfactory to the Required Lenders on the basis of the same methodologies used in preparing the covenant levels incorporated in the First Amendment.

      1.6 Amendment to Section 7.1. The table set forth in Section 7.1 is amended in its entirety to read as follows:

         Fiscal quarter ending on or about           Minimum Fixed Charge
         ---------------------------------             Coverage Ratio
                                                     --------------------
         December 31, 2002                                 0.70 to 1
         March 31, 2003                                    0.70 to 1
         June 30, 2003                                     0.65 to 1
         September 30, 2003                                0.65 to 1
         December 31, 2003                                 0.90 to 1
         March 31, 2004                                    0.90 to 1
         June 30, 2004                                     0.90 to 1

      1.7 Amendment to Section 7.2(h). Section 7.2(h)(ii) is amended in its entirety to read as follows: "(ii) a lease entered into as part of a sale and leaseback transaction (other than the Designated Sale-Leaseback Transaction provided that such interest or title attaches only to the property being leased in connection therewith)".

      1.8 Amendment to Sections 7.2. Section 7.2 is amended by (a) deleting the word "and" at the end of clause (l), (b) redesignating clause "(m)" as clause "(n)" and (c) inserting the following new clause (m) in appropriate sequence:
"(m) Liens in favor of BofA on the Special Company Account with respect to services provided by BofA, and".

      1.9 Amendment to Section 7.11. Section 7.11(h) is amended in its entirety to read as follows:

            (h) (i) maintain the Special Company Account; provided that as of the close of business on any day on which the Total Outstandings are greater than zero or during the existence of an Event of Default after the commencement of an Enforcement (as defined in the Intercreditor Agreement), the amount maintained in the Special Company Account shall not be greater than zero; and (ii) maintain other deposit accounts with financial institutions in the ordinary course of business; provided that the amount maintained in deposit accounts with financial institutions other than the Lenders shall not exceed (x) in the case of any one such account, $200,000 for more than three consecutive Business Days; and (y) in the case of all such accounts in the aggregate, $600,000 for more than two consecutive Business Days.

      1.10 Amendment to Section 7.14. The table set forth in Section 7.14 is amended in its entirety to read as follows:

         Fiscal quarter ending on or about             Minimum Interest
         ---------------------------------              Coverage Ratio
                                                       ----------------
         December 31, 2002                                 1.75 to 1
         March 31, 2003                                    1.75 to 1
         June 30, 2003                                     2.00 to 1
         September 30, 2003                                2.00 to 1
         December 31, 2003                                 3.00 to 1
         March 31, 2004                                    3.00 to 1
         June 30, 2004                                     3.00 to 1

      1.11 Amendment to Section 7.15. The table set forth in Section 7.15 is amended in its entirety to read as follows:

         Fiscal period ending on or about                  Minimum Amount
         --------------------------------                  --------------
         December 31, 2002                                 $1,975,000,000
         January 31, 2003                                  $1,820,000,000
         February 28, 2003                                 $1,780,000,000
         March 31, 2003                                    $1,740,000,000
         April 30, 2003                                    $1,725,000,000
         May 31, 2003                                      $1,740,000,000
         June 30, 2003                                     $1,720,000,000
         July 31, 2003                                     $1,715,000,000
         August 31, 2003                                   $1,710,000,000
         September 30, 2003                                $1,700,000,000
         October 31, 2003                                  $1,715,000,000
         November 30, 2003                                 $1,695,000,000
         December 31, 2003                                 $1,700,000,000
         January 31, 2004                                  $1,700,000,000
         February 29, 2004                                 $1,695,000,000
         March 31, 2004                                    $1,690,000,000
         April 30, 2004                                    $1,690,000,000
         May 31, 2004                                      $1,680,000,000
         June 30, 2004                                     $1,670,000,000

      1.12 Amendment to Section 7.16. Section 7.16 is amended by inserting the following phrase immediately before the sentence set forth below the table therein: "; provided that the aggregate amount of Capital Expenditures made during any fiscal year ending after December 31, 2002 may be increased by an amount equal to the lesser of (a) $2,000,000 and (b) the excess of the maximum amount of Capital Expenditures permitted to be made in the prior fiscal year over the actual amount of Capital Expenditures made during such prior fiscal year. Such increased permitted Capital Expenditures may be made in any fiscal quarter or fiscal quarters of such fiscal year."

      1.13 Amendment to Section 7.17. The table set forth in Section 7.17 is amended in its entirety to read as follows:

         Fiscal period ending on or about                Minimum Adjusted
         --------------------------------                      EBITDA
                                                         ----------------

         December 31, 2002                                 $100,000,000
         January 31, 2003                                  $ 95,000,000
         February 28, 2003                                 $ 95,000,000
         March 31, 2003                                    $ 90,000,000
         April 30, 2003                                    $ 90,000,000
         May 31, 2003                                      $ 85,000,000
         June 30, 2003                                     $ 80,000,000
         July 31, 2003                                     $ 75,000,000
         August 31, 2003                                   $ 70,000,000
         September 30, 2003                                $ 70,000,000
         October 31, 2003                                  $ 70,000,000
         November 30, 2003                                 $ 70,000,000
         December 31, 2003                                 $ 70,000,000
         January 31, 2004                                  $ 70,000,000
         February 29, 2004                                 $ 70,000,000
         March 31, 2004                                    $ 70,000,000
         April 30, 2004                                    $ 70,000,000
         May 31, 2004                                      $ 70,000,000
         June 30, 2004                                     $ 70,000,000.

      1.14 Addition of new Schedule 1.1(c). A new Schedule 1.1(c) is added to the Credit Agreement in the form of Schedule 1.1(c) hereto.

      SECTION 2 Representations and Warranties. The Company represents and warrants to the Agent and the Lenders that, after giving effect hereto, (a) each representation and warranty set forth in Article V of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date) subject, in the case of the representations and warranties contained in Sections 5.2 and
5.12 of the Credit Agreement, to the matters disclosed in the waiver letter dated October 3, 2002 executed by the Lenders, and (b) no Event of Default or Unmatured Event of Default exists.

      SECTION 3 Effectiveness. The amendments set forth in Section 1 above shall become effective on the date (the "Amendment Effective Date") when the Agent shall have received the following:

      (a) to the extent then billed, all costs and expenses of the Agent in connection with this Amendment (including reasonable attorneys' fees and charges and all costs, expenses and charges for a field examination);

      (b) counterparts of this Amendment executed by the Company and the Required Lenders;

      (c) a Confirmation, substantially in the form of Exhibit A, signed by the Company and each Guarantor;

      (d) an executed amendment to the Security Agreement substantially in the form of Exhibit B;

      (e) an executed amendment to the Intercreditor Agreement substantially in the form of Exhibit C;

      (f) evidence that the Designated Sale-Leaseback Transaction has occurred and that the proceeds thereof have been applied in accordance with the terms of the Intercreditor Agreement; and

      (g) evidence that the Company shall have entered into amendments to the Senior Note Agreements and the Shelf Note Agreement (each as defined in the Intercreditor Agreement) in form and substance reasonably satisfactory to the Agent, including an agreement by the applicable Noteholders (as defined in the Intercreditor Agreement) (i) to waive payment by the Company of the Make-Whole Delta Amount (as defined in the Intercreditor Agreement) in respect to any payment made with the proceeds of the Designated Sale-Leaseback Transaction and
(ii) that the remaining Make-Whole Amount (as defined in the Intercreditor Agreement) shall be payable in two equal installments on January 10, 2003 and June 30, 2003.

      SECTION 4 Miscellaneous.

      4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "this Agreement", "the Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

      4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such state.

      4.4 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.

      4.5 Consents. Notwithstanding any provision in the Credit Agreement to the contrary, the Required Lenders consent to (a) the amendments to the Financing Agreements set forth as Exhibits D, E and F hereto (b) the consummation of the Designated Sale-Leaseback Transaction and (c) the release of collateral by the Collateral Agent to the extent subject to the Designated Sale-Leaseback Transaction.

      4.6 Further Assurances. Upon the request of the Required Lenders, the Company agrees to provide and cause its Subsidiaries to provide to the Lenders such additional amendments, consents, reaffirmations and ancillary documentation as is necessary or advisable, in the sole reasonable discretion of the Required Lenders, to ensure that the Collateral Documents are in full force and effect in all respects.

      Delivered at Chicago, Illinois, as of the day and year first above written.


                                    TRUSERV CORPORATION

                                    By: /s/ DAVE SHADDUCK
                                       -----------------------------------------
                                    Title: Senior Vice President & Chief
                                           Financial Officer
                                          --------------------------------------


                                    BANK OF AMERICA, N.A., as Agent

                                    By: /s/ RONALD PRINCE
                                        ----------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------


                                    BANK OF AMERICA, N.A., as a Lender

                                    By: /s/ RONALD PRINCE
                                        ----------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------

                                    BANK OF MONTREAL


                                    By: /s/ JACK J. KANE
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    BANK ONE, NA (Main Office Chicago)


                                    By: /s/ RICHARD BABCOCK
                                        ----------------------------------------
                                    Title: First Vice President
                                           -------------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ GARY A. BEST
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    WACHOVIA BANK, N.A.


                                    By: /s/ JAMES BARWIS
                                        ----------------------------------------
                                    Title: Director
                                           -------------------------------------

                                    THE NORTHERN TRUST COMPANY


                                    By: /s/ OLGA GEORGIEV
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    ABN AMRO BANK N.V.


                                    By: /s/ STEVEN C. WIMPENNY
                                        ----------------------------------------
                                    Title: Group Senior Vice President
                                           -------------------------------------


                                    By: /s/ WILLIAM J. TERESKY, JR.
                                        ----------------------------------------
                                    Title: Group Vice President
                                           -------------------------------------

                                    NATIONAL CONSUMER COOPERATIVE BANK


                                    By: /s/ MARK W. HILTZ
                                        ----------------------------------------
                                    Title: Managing Director
                                           -------------------------------------

                                    UMB BANK, N.A.


                                    By: /s/ TERRY DIERKS
                                        ----------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------

                                 SCHEDULE 1.1(c)

                          REGIONAL DISTRIBUTION CENTERS

PROPERTY               ADDRESS
--------               -------
Allentown              7058 Snowdrift Road
                       Fogelsville, PA 18087

Atlanta                7600 Jonesboro Road
                       Jonesboro, GA 30236

Corsicana              2601 East Highway 31
                       Corsicana, TX 75153

Kansas City            14900 US Highway 71
                       Kansas City, MO 64147

Kingman                4005 Mohave Airport Dr.
                       Kingman, AZ 86401

Springfield            2150 Olympic Avenue
                       Springfield, OR  97477

Woodland               215 N. Pioneer Aven.
                       Woodland, CA 95776

                                  SCHEDULE 5.5

                                   REAL ESTATE

PROPERTY                       TYPE                                      ADDRESS                                    OWNERSHIP
--------                       ----                                      -------                                    ---------
Allentown                      Distribution Center                       7058 Snowdrift Road                        Lease
                                                                         Fogelsville, PA 18087

Allentown                      Garage                                    Hickory Lane                               Lease
                                                                         Wescoesville, PA

Allentown                      Storage Facility                          6829B & 6829C Ruppsville Road              Lease
                                                                         Allentown, PA 18106

Allentown                      Storage Facility                          7072 Snowdrift Road                        Lease
                                                                         Upper Mac Township, PA

Atlanta                        Distribution Center                       7600 Jonesboro Road                        Lease
                                                                         Jonesboro, GA 30236

Blackhawk                      Manufacturing Facility                    823 W. Blackhawk St.                       Own
                                                                         Chicago, IL 60622

Butler                         Administration                            One TruServ Way                            Own
                                                                         East Butler, PA 16029

Cary                           Manufacturing Facility                    203 Jandus Rd.                             Own
                                                                         Cary, IL 60013

Cleveland (Westlake)           Distribution Center                       26025 First St.                            Own
                                                                         Westlake, OH 44145

Cleveland (Westlake)           Storage Facility                          1400 Lowell St.                            Lease
                                                                         Northern Ohio Industrial Park
                                                                         Elyria, OH 44035

Corsicana                      Distribution Center                       2601 East Highway 31                       Lease
                                                                         Corsicana, TX 75153

Denver                         Distribution Center                       11275 E. 40th Avenue                       Lease
                                                                         Denver, CO 80239

Fort Smith                     Unoccupied                                8503 Highway 45                            Lease
                                                                         Fort Smith, AR 72916

Greenville                     Garage                                    Greenville, SC                             Lease

Hagerstown                     Distribution Center                       16500 Hunters Green Parkway                Lease
                                                                         Hagerstown, MD 21740

Harvard                        Distribution Center                       306, 308 & 320 S. Division St.             Lease
                                                                         Harvard, IL 60033

Kansas City                    Distribution Center                       14900 US Highway 71                        Lease
                                                                         Kansas City, MO 64147

Kansas City                    Storage Facility                          624 NE Jones Industrial Drive              Lease
                                                                         Lee Summit, MO

PROPERTY                       TYPE                                      ADDRESS                                    OWNERSHIP
--------                       ----                                      -------                                    ---------
Kingman                        Distribution Center                       4005 Mohave Airport Dr.                    Lease
                                                                         Kingman, AZ 86401

Kingman                        Storage Facility                          Farner/Orr LLC                             Lease
                                                                         7050 Government Way
                                                                         Kingman, AZ 86401

Manchester                     Distribution Center                       333 Harvey Rd.                             Own
                                                                         Manchester NH 03103

Mankato                        Distribution Center                       2415 3rd Ave.                              Own
                                                                         Mankato, MN 56001

Mankato                        Storage Facility                          1329 North Riverfront Drive                Lease
                                                                         Mankato, MN 56001

Parkesburg                     Garage                                    R. D. 2 Hammond Drive                      Lease
                                                                         Parkesburg, PA 19365

Peachtree City                 Unoccupied                                Hwy. 74 South                              Lease
                                                                         Peachtree City, GA 30269

President's Plaza              Administration                            8600 West Bryn Mawr Ave.                   Lease
                                                                         Chicago, IL 60631

Springfield                    Distribution Center                       2150 Olympic Avenue                        Lease
                                                                         Springfield, OR  97477

Springfield                    Garage                                    955 A Street South                         Lease
                                                                         Springfield, OR 97477

Woodland                       Distribution Center                       215 N. Pioneer Avenue                      Lease
                                                                         Woodland, CA 95776

Woodland                       Storage Facility                          280 N. Pioneer Ave.                        Lease
                                                                         Woodland, CA

                                    EXHIBIT A

                                  CONFIRMATION

                          Dated as of December 30, 2002

To: Bank of America, N.A., individually and as Collateral Agent, and the other "Benefited Parties" as defined in the Intercreditor Agreement referred to below

      Please refer to: (a) the First Amended and Restated Intercreditor Agreement dated as of April 11, 2002 (the "Intercreditor Agreement"; capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Intercreditor Agreement) among various creditors of TruServ Corporation and Bank of America, N.A., as Collateral Agent; (b) the First Amendment dated as of the date hereof to the Credit Agreement; (c) the First Amendments dated as of the date hereof to the Senior Note Agreements; and (d) the First Amendment dated as of the date hereof to the Shelf Note Agreement.

      Each of the undersigned hereby confirms to the Collateral Agent and each of the other Benefited Parties that, after giving effect to First Amendments referred to in clauses (b), (c) and (d) of the preceding paragraph and the transactions contemplated thereby, the Guaranty and each Collateral Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                                  TRUSERV ACCEPTANCE COMPANY
                                  TRUSERV LOGISTICS COMPANY
                                  GENERAL PAINT & MANUFACTURING COMPANY
                                  MARYGREEN, LLC
                                  TRUE VALUE.COM CORPORATION
                                  COTTER CANADA HARDWARE & VARIETY COMPANY, INC. ADVOCATE SERVICES, INC.
                                  SERVISTAR PAINT COMPANY


                                  By:___________________________________________
                                  Name Printed:_________________________________
                                  Title:________________________________________

                                    EXHIBIT B
                     FORM OF AMENDMENT TO SECURITY AGREEMENT

Please see attached.

                                    EXHIBIT C
                  FORM OF AMENDMENT TO INTERCREDITOR AGREEMENT

Please see attached.

                                  EXHIBITS D-F
                       AMENDMENTS TO FINANCING AGREEMENTS

Please see attached.


                                       24